Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Annual Report of Entrust Financial Services, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Jeffrey D. Rudolph, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2004	By: /s/ Jeffrey D. Rudolph Jeffrey D. Rudolph, Chief Financial Officer